UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 4, 2014

001-35922
(Commission file number)

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	22-3755993
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4125 Blackhawk Plaza Circle, Suite 201
Danville, California 94506
 (Address of principal executive offices)

(855) 733 2685
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 4, 2014, PEDEVCO Corp. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Roth Capital Partners, LLC, as sole book-running manager and representative of the several underwriters (collectively, the “Underwriters”), relating to the underwritten registered offering (the “Offering”) of 2,990,000 shares of the Company’s common stock, par value $0.001 per share (the “Shares”) at an offering price to the public of $2.15 per Share (the “Offering Price”).  Under the terms of the Underwriting Agreement the Company has also granted the Underwriters a 30-day option to purchase up to an additional 448,500 Shares to cover over-allotments, if any, at the Offering Price.  The net proceeds to the Company from the sale of the Shares are expected to be approximately $5,677,220 million, after deducting underwriting discounts and commissions and other estimated Offering expenses payable by the Company, assuming no exercise by the Underwriters of their over-allotment option.  The Offering is expected to close on or about March 7, 2014, subject to the satisfaction of customary closing conditions.

The Shares are being offered and sold pursuant to the Company’s effective shelf registration statement on Form S-3 and an accompanying prospectus (Registration Statement No. 333-191869) filed with the Securities and Exchange Commission (the “SEC”) on October 23, 2013 and declared effective by the SEC on November 5, 2013, and a preliminary and final prospectus supplement filed with the SEC in connection with the Company’s takedown relating to the Offering.  A copy of the opinion of Company’s counsel, The Loev Law Firm, PC, relating to the Shares proposed to be sold in the Offering is attached as Exhibit 5.1 hereto.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.  The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Underwriting Agreement.

Pursuant to the Underwriting Agreement, (a) directors and executive officers of the Company entered into agreements providing for a 90-day “lock-up” period with respect to sales of specified securities, subject to certain exceptions; and (b) the Company agreed, without the prior written consent of the Underwriters, to not offer or sell any shares of the Company’s common stock for 90 days, subject to certain exceptions including (i) pursuant to Options (defined below) or restricted stock grants issued to employees or directors of, or consultants or advisors to, the Company or any of its subsidiaries pursuant to a plan, agreement or arrangement approved by the Board of Directors; (ii) upon exercise or conversion of (x) any Options or Convertible Securities (defined below) which are outstanding on the day immediately preceding the date of the Underwriting Agreement was entered into, provided that such Options or Convertible Securities have not been amended since the date hereof to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (except as a result of anti-dilution provisions therein); or (y) any outstanding debt obligations of the Company which are amended subsequent to the date of the Underwriting Agreement to provide such holders the right to convert the outstanding principal and interest due thereunder into shares of the Company’s common stock, provided that the conversion price of such security totals no more than a 20% discount to the closing sales price of the common stock (except as a result of anti-dilution provisions therein); (iii) directly to a counterparty, its affiliates or their respective stockholders in connection with any bona fide acquisitions, mergers, asset acquisitions and similar transactions approved by the Board of Directors the primary purpose of which is not to raise equity capital; (iv) in connection with transactions with lenders, customers, vendors or other commercial or strategic partners, the terms of which are approved by the Board of Directors, in each case, the primary purpose of which is not to raise equity capital; (v) pursuant to the Underwriting Agreement; (vi) up to 2,250,000 Options issued to a lender and placement agent in connection with a credit facility or debt arrangement entered into to finance the purchase price under that certain Purchase and Sale Agreement, dated January 21, 2014, entered into with Continental Resources, Inc.; and (vii) shares of common stock, preferred stock (including convertible preferred stock stock), and Options issued in a private placement transaction. “Options” means any rights, warrants or options to subscribe for or purchase shares of common stock or Convertible Securities.  “Convertible Securities” means any stock or securities (other than Options) convertible into or exercisable or exchangeable for shares of common stock.

The foregoing is only a brief description of the material terms of the Underwriting Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the Underwriting Agreement that is filed as Exhibit 1.1 to this Current Report of Form 8-K and is incorporated by reference herein.

ITEM 8.01. OTHER EVENTS

On March 4, 2014, the Company issued a press release announcing the pricing of the Offering.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

Statements in this report that are not strictly historical in nature constitute “forward-looking statements.” Such statements include, but are not limited to the Company’s issuance of securities, the amount of proceeds from the Offering and the closing of the Offering. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause actual results to be materially different from any results expressed or implied by such forward-looking statements. For example, there are risks associated with the Underwriters fulfilling its obligations to purchase the securities and the Company’s ability to satisfy its conditions to close the Offering. Risk factors that may cause actual results to differ are discussed in the Company’s SEC filings. All forward-looking statements are qualified in their entirety by this cautionary statement. The Company is providing this information as of this date and does not undertake any obligation to update any forward-looking statements contained in this report as a result of new information, future events or otherwise.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

1.1*	Underwriting Agreement, dated March 4, 2014, by and among PEDEVCO Corp. and Roth Capital Partners, LLC as representative of the several underwriters set forth in such agreement

5.1*	Opinion of The Loev Law Firm, PC

23.1*	Consent of The Loev Law Firm, PC (included in Exhibit 5.1)

99.1**	Press Release Dated March 4, 2014

* Filed herewith.

** Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEDEVCO CORP.

By:	/s/ Frank C. Ingriselli
Frank C. Ingriselli
President and Chief Executive Officer

Date: March 5, 2014

EXHIBIT INDEX
Exhibit No.	Description

1.1*	Underwriting Agreement, dated March 4, 2014, by and among PEDEVCO Corp. and Roth Capital Partners, LLC as representative of the several underwriters set forth in such agreement

5.1*	Opinion of The Loev Law Firm, PC

23.1*	Consent of The Loev Law Firm, PC (included in Exhibit 5.1)

99.1**	Press Release Dated March 4, 2014

* Filed herewith.

** Furnished herewith.